UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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© 2013 Health Management Associates, Inc.
Creating Shareholder Value
Presentation by the Health Management Board of Directors

© 2013 Health Management Associates, Inc..

Forward-looking statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,”
“estimates,” “projects,” “anticipates,” “believes,” “intends,” “plans,” “may,” “continues,” “should,” “could”
and other similar words. All statements addressing operating performance, events or developments that Health
Management Associates, Inc. (“Health Management”) expects or anticipates will occur in the future, including but not limited to incurrence of indebtedness, projections of revenue, income or loss, capital expenditures, earnings per share, debt structure, bad debt expense, capital structure, repayment of indebtedness, the amount and timing of funds under the meaningful use measurement standard of various HCIT incentive programs, other financial items and operating statistics, statements regarding the plans and objectives of management for future operations, innovations, or market service development, statements regarding acquisitions, joint ventures, divestitures and other proposed or contemplated transactions (including but not limited to statements regarding the potential for future acquisitions and perceived benefits of acquisitions), statements of future economic performance, statements regarding legal proceedings and other loss contingencies, statements regarding market risk exposures, statements regarding the effects and/or interpretations of recently enacted or future health care laws and regulations, statements of the assumptions underlying or relating to any of the foregoing statements, and other statements that are other than statements of historical fact, are considered to be “forward-looking statements.”
Because they are forward-looking, such statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Health Management’s most recent Annual Report on Form 10-K, including under the heading entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of Health Management’s underlying assumptions prove incorrect, actual results could vary materially from those currently anticipated. In addition, undue reliance should not be placed on Health Management’s forward-looking statements. Except as required by law, Health
Management disclaims any obligation to update its risk factors or to publicly announce updates to the forward-
looking statements contained herein to reflect new information, future events or other developments.

© 2013 Health Management Associates, Inc..

Additional information
Health Management and its directors and executive officers are deemed to be participants in the solicitation of consent revocations from Health Management stockholders in connection with the consent solicitation conducted by Glenview Capital Partners, L.P. and certain of its affiliates. Health Management filed, on July 19, 2013, a definitive consent revocation statement with the SEC in response to the consent solicitation conducted by
Glenview Capital Partners, L.P. and certain of its affiliates. STOCKHOLDERS ARE URGED
TO READ THE CONSENT REVOCATION STATEMENT AND ACCOMPANYING WHITE CONSENT
REVOCATION CARD (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY
OTHER RELEVANT DOCUMENTS THAT HEALTH MANAGEMENT WILL FILE WITH THE SEC WHEN
THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Information about Health Management executive officers and directors, and their direct or indirect interests, by security holdings or otherwise, is set forth (i) in the definitive consent revocation statement, (ii) in the proxy statement for Health Management’s 2013
Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2013, and (iii) in other materials to be filed with the SEC. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the
SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Health
Management with the SEC may be obtained free of charge by contacting Health
Management at Health Management, Attn: Investor Relations, (239) 598-3131. Health
Management’s filings with the SEC are also available on its website at ir.hma.com.

© 2013 Health Management Associates, Inc..

I. Business Performance Overview
II. Health Management Board and Governance Drive Value
III. Strong Operational Performance and Shareholder Returns
IV. Strategic Positioning for Success
V. Summary
Agenda

© 2013 Health Management Associates, Inc.. 5 I. Business Performance Overview * * * * * * * * * * * * * *

© 2013 Health Management Associates, Inc..

Health Management has achieved consistent growth and solid business results despite a challenging and evolving healthcare environment
»
Sustained revenue and adjusted EBITDA growth, and stock performance outpacing major indices through the past several years, including the financial downturn
»
Outstanding cost structure, operating margins and return on invested capital
»
Comprehensive and aggressive response to regulatory issues
»
Board has consistently delivered value creation initiatives, including special dividend, accretive acquisitions and strategic partnerships
»
Together Board and management team continue to drive attractive growth/business development opportunities, operational improvements and the highest-quality medical care
The Health Management Board is currently engaged in a review of strategic alternatives and opportunities that should be completed without distraction
Overview

Bayfront Health System
Recent Acquisition
Hospitals

State	No. of HMA hospitals	% of HMA hospitals total
Florida	23	32%
Mississippi	10	14%
Tennessee	9	13%

Health Management Associates

© 2013 Health Management Associates, Inc..

Leading hospital operator with record of growth and
value creation
• A focus on non-urban markets
• 71 hospitals in 15 states
• Located primarily in the southeastern U.S.
• Strong presence in areas with favorable
demographic trends

12.1% CAGR
$4,302
$4,536
$5,092
$5,804
$6,753
2008
2009
2010
2011
2012

11.5% CAGR
$623
$678
$732
$826
$963
2008
2009
2010
2011
2012

Health Management Associates

© 2013 Health Management Associates, Inc..

Long-term history of performance and growth
Net Revenue
(1)
(millions)
1 Net Revenue before provision for doubtful accounts
2 See Appendix
SOURCE:  Company Reports
Adjusted EBITDA
(2)
(millions)

© 2013 Health Management Associates, Inc..

• Demonstrated record of strategic actions to create value:
»
Creating efficiencies through scale across 71 hospital locations
»
Successful turnarounds of acquired hospital operations
»
Industry-leading cost structure and financial performance
»
High quality of care
»
Greater returns than S&P 500 and S&P Health Care indices since December
2007
• Capital allocation strategy has also supported value creation goals:
»
Completed accretive acquisitions
»
Entered strategic partnerships
»
Returned $10 per share via $2.4 billion special dividend in March 2007
Focused on shareholder value creation

© 2013 Health Management Associates, Inc..

History of dividend and share repurchases
in millions, 1999-2007
SOURCE:  Company Reports
• Over several years (1999-2007), Health Management
repurchased over one-half billion in stock
• In that same period, the company paid $2.6 billion in dividends, including $2.4 billion in 2007
Share Repurchase Dividend
$  559.2 $  2,575.7

© 2013 Health Management Associates, Inc.. 11 II. Health Management Board and Governance Drive Shareholder Value

© 2013 Health Management Associates, Inc..

Kent P. Dauten – Managing Director, Keystone Capital
Investor with transactional, capital markets and financial experience
Pascal J. Goldschmidt, MD – Senior VP for Medical Affairs and Dean of the University of Miami School of
Medicine
Distinguished physician who serves as head of a major healthcare system and a premier medical school
Donald E. Kiernan – Former Chief Financial Officer, SBC Communications
Long-time senior-level financial and accounting executive with diverse expertise
Robert A. Knox – Senior Managing Director, Cornerstone Equity Investors
Investor with extensive business leadership and investment/financial experience
Vicki A. O’Meara – Executive Vice President and President of Services & Solutions, Pitney Bowes
Business leader and attorney, experienced as corporate general counsel and in senior government positions
William J. Schoen – Chairman of the Board of Directors, Health Management Associates
One of Health Management’s founders and a former CEO with extensive experience in healthcare and the industrial sector
William C. Steere Jr. – Chairman Emeritus, Pfizer
Former chairman and CEO of one of the healthcare industry’s leading companies
Randolph W. Westerfield, Ph.D. – Dean Emeritus, Professor at the University of Southern California
Marshall School  of Business
Distinguished long-time dean and faculty member at prestigious business schools
Board of Directors with history of value creation
Directors were re-elected on May 21 with near-unanimous support, excluding Glenview
Health Management’s Board is comprised of individuals who combine relevant business and healthcare experience, with exceptional judgment, to create long-term value

"A vote FOR this proposal is warranted, as no significant concerns were found in reviewing the company's executive compensation practices at this time"

ISS 2013 Health Management Proxy Ratifying Named Officers' Compensation

Health Management Associates

© 2013 Health Management Associates, Inc..

• All directors independent (except CEO)
• Separate chairman and CEO, and lead director
• Annual election of all directors; No staggered Board - promoting consistency and longevity; protecting shareholders
• Shareholders have right to call special meetings, act by written consent
• ISS supported management’s “Say on Pay” resolution, provided strongest support rating of “Low Concern” with respect to pay-for-performance and compensation risk
Health Management’s corporate governance reflects
best practices that promote shareholder interests
• Health Management given a QuickScore
Governance Rating of 1 by ISS,
reflecting
lowest risk ratings on scale from 1 to 10.
Also earned Compensation Pillar
QuickScore
of 1,
lowest risk rating
• CEO pay was 0.88x median compensation,
per ISS peer group analysis

© 2013 Health Management Associates, Inc..

Health Management continues to be led by dynamic, experienced and accomplished executives at all levels of the organization
»
Corporate-level executives with long and successful
track records in the health care industry, leading all of
Health Management’s critical functions
»
Group Presidents with management teams oversee
Health Management’s hospital operations in its operating
regions
»
Division CEOs and hospital CEOs responsible for the
efficient operations of Health Management’s 71 hospitals
and, above all, ensuring quality of care
Executive
leadership
Group
leadership
Hospital
leadership
Deep bench, long-tenured local market leadership
Health Management executives are successfully
navigating the company through an evolving and
challenging healthcare environment

© 2013 Health Management Associates, Inc.. 15 III. Strong Operational Performance and Shareholder Returns * * * * * * * * * * * *

13.2%
4.3%
4.5%
12.4%

Health Management Associates

© 2013 Health Management Associates, Inc..

Recent performance reflects growth story
2009
SOURCE: Annual Reports
Continuing Operations
CAGR³
(%)
7,469
6,216
678
Total
revenue¹
($ Millions)
Revenues per AA ($)
Operating
costs²
per AA ($)
Adjusted
EBITDA³
($ Millions)
8,485
7,095
963
4,050
5,878
1 Net revenue, less  the provision for doubtful accounts
2 Operating costs include salaries and benefits, supplies, rent, and other operating cost line items
3 Compound annual growth rate calculated using 2009 – 2012
2012
Revenues have
been growing…
Margins have  been
preserved…
Adjusted EBITDA
has increased…

5.28x*
4.40x
4.14x
4.02x
3.54x
2008
2009
2010
2011
2012

2.70x
3.11x
3.40x
3.97x
4.36x
2008
2009
2010
2011
2012

Health Management Associates

© 2013 Health Management Associates, Inc..

Strengthening financial profile following $2.4 billion
special dividend to shareholders
Leverage
(Debt/EBITDA)
Interest Coverage
(EBITDA/Interest Expense)
SOURCE:  Company Reports
*Note: Health Management returned $2.4 billion to shareholders via a $10 per share one-time special cash dividend on March 1, 2007

15
15
14
14
14
14
13
13
16
15
15
13
10
12
11
11
12
8
9
9
HMA
CYH
LPNT
THC
VHS*

Health Management Associates

© 2013 Health Management Associates, Inc..

Health Management continues to lead in operating
margin vs. peers
EBITDA margin, 2009 - 2012
2012 2011 2010 2009
Percent
SOURCE: Quarterly Reports on Form 10-Q and/or Annual Reports on Form 10-K
*VHS based on FYE 6/30
Peer group excludes HCA given difference in asset and market type
HMA
CFA Level II curriculum, 2013
“EV/EBITDA is a valuation indicator for the
overall company rather than solely its common
stock.”

8.0
8.4
8.4
8.5
6.1
6.0
5.6
6.4
6.6
6.8
6.1
5.8
6.8
7.3
7.3
7.7
HMA
CYH
LPNT
THC

Health Management Associates

© 2013 Health Management Associates, Inc..

Health Management continues to lead in returns on
invested capital vs. peers
SOURCE: Compustat; ROIC Methodology adopted by Valuation; Independent analyses
Peer group excludes HCA given difference in asset and market type
*Jiang & Koller (2007). How to Choose Between Growth and ROIC. McKinsey on Finance Anthology 2011
ROIC (including goodwill)
2012 2011 2010 2009
Percent, without capitalized operating leases
HMA
“Value-minded executives know that although
growth is good, returns on invested capital (ROIC)
can be an equally – or still more – important
indicator of value creation.”
McKinsey on Finance Anthology 2011*

© 2013 Health Management Associates, Inc..

Health Management maintains efficient cost structure
vs. peers
2012
SOURCE: Quarterly Reports on Form 10-Q and/or Annual Reports on Form 10-K
Peer group excludes HCA given difference in asset and market type
Average cost per Adjusted
Admission (AA)¹
THC
CYH
HMA
VHS
LPNT
$ 6,305
$ 7,095
$ 10,479
$ 9,964
$ 8,211
1 Cost per AA without a case mix adjustment or local market differences
$ 8,411
Avg
Average
Peer average cost per AA is 19%
higher than Health Management

Health Management Associates, Inc.
S&P 500 Index
S&P 500 Health Care Index
S&P 500 Health Care Facilities Index
$250
$200
$150
$100
$50
$0
12/07
12/08
12/09
12/10
12/11
12/12

Health Management Associates

© 2013  Health Management Associates, Inc..

Total return to shareholders based on stock price
(Includes reinvestment of dividends)
Comparison of Cumulative Five Year Total Return
SOURCE: Company reports; prepared by Capital IQ (S&P)

© 2013 Health Management Associates, Inc.. 22 IV. Strategic Positioning for Success * * * * * * * * * * * * * *

© 2013  Health Management Associates, Inc..

•
Strong presence in growth markets
•
Net beneficiary of healthcare reform
•
Ongoing strategic franchise development via successful acquisitions
•
Expanding clinical and non-acute affiliations position for population health management
•
Quality clinical programs across portfolio
•
Forward-looking plan for success
Health Management is well-positioned for continued
success in evolving market

WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
WV
VA
NC
SC
PA
NY
MD
DC
DE
NJ
VT
NH
MA
CT
RI
ME
AK
HI

73% of Health Management hospitals are located in growth markets

Health Management Associates

© 2013  Health Management Associates, Inc..

Strong portfolio presence in growth areas
Note: Includes trends like inpatient to outpatient shifts, epidemiological trends, public policy, etc.
SOURCE: Independent Analysis - proprietary modeling/methodologies
% CAGR, 2011-2016 Inpatient admissions, growth by county
Health Management
hospitals by
area growth prospects
1.6+
0.8 - 1.6
0 - 0.8
-0.8 - 0
-1.4 - -0.8
Less than -1.4
12
22
17
15
2
2

© 2013  Health Management Associates, Inc..

Net beneficiary of healthcare reform, based on early
view
2016
207
2015
-125
189
-169
-77
175
2014
Government reimbursement
Coverage Shifts
Total Impact in Bold
Annual impact on operating EBITDA –Base Case
1
$ Millions
NOT CUMULATIVE
98
64
38
Impact on EBITDA
1
No expansion in FL, TX,  MS, GA, AL.  Full expansion in all other states
SOURCE: Independent analysis - proprietary modeling/methodologies
Disclaimer:  projections are not meant to be a definitive, but a future viewpoint of possible financial impact
Range of impact based on ACA as
originally written - does not take
into account recent delays of
implementation and state decisions

Shands Live Oak Regional Medical Center
Shands LakeShore Regional Medical Center
Shands Starke Regional Medical Center
TRI·LAKES MEDICAL CENTER
Tennova Healthcare
Bayfront Health
139 Beds
112 Beds
1,005 Beds
480 Beds
2009
2010
2011
2012
2013
492 Beds
417 Beds
218 Beds
Sparks Health System
Wuesthoff HEALTH SYSTEM
INTEGRIS Blackwell Regional Hospital
INTEGRIS Mayes County Medical Center
INTEGRIS Clinton Regional Hospital
INTEGRIS Seminole Medical Center
INTEGRIS Marshall County Medical Center

Health Management Associates

© 2013 Health Management Associates, Inc..

Proven track record of successful partnerships
2009
(in millions) 2010 2011 2012
Net Revenue* $ 372 $ 845 $ 1,461
EBITDA $  41 $  75 $    208
*Net Revenue before provision for doubtful accounts
SOURCE:  Company Reports
Growing Revenue & EBITDA  Contribution

Tennova Healthcare

Shands HealthCare
Wuesthoff HEALTH SYSTEM

Health Management Associates

© 2013 Health Management Associates, Inc..

Bert Fish
Munroe
Bayfront
In exclusive negotiations
Recent Acquisitions
Legend
(in millions) 2011 2012
Net Revenue* $ 153 $ 657
EBITDA $    5 $  96
*Net Revenue before provision for doubtful accounts
SOURCE:  Company Reports
Tennova
Revenue & EBITDA Revenue Contribution
(in millions) 2010 2011 2012
Net Revenue* $ 118 $ 423 $ 421
EBITDA $   .4 $  31 $  53
Wuesthoff & Shands
Revenue & EBITDA Contribution
Extending Tennessee franchise Extending Florida franchise
Enhancing shareholder value through strategic
franchise development

INTEGRIS Health

Shands HealthCare

ORLANDO HEALTH

NOVANT HEALTH

Florida Blue

UFHealth
UNIVERSITY OF FLORIDA HEALTH

THE UNIVERSITY OF MISSISSIPPI MEDICAL CENTER

athenahealth
there is a better way

Health Management Associates

© 2013 Health Management Associates, Inc..

Extensive clinical affiliations and non-acute
relationships strengthen population management
Integrated
Healthcare
Organization
•
Clinical Affiliation
•
Ambulatory Care
•
Physician EHR and Practice Management
•
Health Management Home Health Network
•
Alternative Provider Organization

© 2013 Health Management Associates, Inc..

•
Completed transaction to partner with the 480-
bed Bayfront Health System in St. Petersburg, FL
•
New Payor Partnership with Florida Blue -
Accountable Provider Organization
•
Signed LOI to Lease 421-bed Munroe Regional
in Ocala, FL
•
Announced Management Services Division
•
Selected to begin exclusive negotiations toward
an agreement to operate 112-bed Bert Fish
Medical Center in New Smyrna Beach, FL
April 2013
May 2013
June 2013
Strong pipeline momentum

© 2013 Health Management Associates, Inc..

• 97%* of our hospitals/health systems are accredited by The
Joint Commission and have received Gold Seal of Approval
•
A majority of our hospitals/health systems are Top Performers on Key Quality Measures by The Joint Commission
•
27% of our hospitals/health systems have received Chest Pain
Center Accreditation by the Society of Cardiovascular Patient
Care or AHCA (Florida)
97%
64%
27%
25%
Health Management is a top performer among select investor-owned organizations in complication rates and core measures
Continually improving quality of care
* 1 hospital applying as replacement facility; 1 hospital recently acquired with no previous TJC accreditation
• 25% of our hospitals/health systems are certified as
Comprehensive/Primary Stroke Centers
by The Joint
Commission, AHCA (Florida), or OSDH (Oklahoma)

© 2013 Health Management Associates, Inc..

The Health Management Board has a forward-looking
plan for success
The Board’s plan responds to the dynamics of today’s healthcare marketplace:
»
Center-led capabilities: Improving home office capability to take advantage of scale and improve overall efficiencies and performance
»
Differentiated product/service offerings: Developing products and services that align us with payors and providers to improve our competitive advantage
»
Superior Clinical Care: Working closely with our physicians and clinicians to develop our clinical operations to improve efficiencies and further advance quality of care
»
Market Based Competition: Creating margin growth by developing next generation services/capabilities that offer direct value to payors and patients
»
Non-Core or Inorganic Growth: Creating and sustaining competitive advantage through vertical integration to increase service offerings and broaden clinical capabilities
The Glenview ‘plan’ is unrealistic in today’s environment and would be detrimental to shareholder value

© 2013 Health Management Associates, Inc..

• Health Management is working steadily to address ongoing regulatory investigations and related litigation:
»
Represented by world-class legal counsel
»
Cooperating fully with investigations, supported by Board and management
»
Vigorously defending company practices and conduct
»
Not allowing investigations to become a distraction that compromises quality of care
»
Investigations are similar to what many other hospital companies have faced. Health Management is one of the few publicly-traded hospital companies that has never been subject to a corporate integrity agreement
Government investigations being diligently addressed

© 2013 Health Management Associates, Inc.. 33 V. Summary * * * * * * * * * * * * * *

© 2013 Health Management Associates, Inc..

Health Management has achieved consistent growth and solid business results despite a challenging and evolving healthcare environment
»
Sustained revenue and adjusted EBITDA growth, and stock performance outpacing major indices through the past several years, including during the financial downturn
»
Outstanding cost structure, operating margins and return on invested capital
»
Comprehensive and aggressive response to regulatory issues
»
Board has consistently delivered value creation initiatives, including share repurchases, special dividends, accretive acquisitions and strategic partnerships
»
Together Board and management team continue to drive attractive growth/business development opportunities, operational improvements and the highest-quality medical care
Summary

© 2013 Health Management Associates, Inc..

The Health Management Board is comprised of the right group of business leaders at a challenging time:
»
Board re-elected on May 21 with average approval of 85%, reflecting near unanimous support (given Glenview withheld votes from all Directors)
»
Directors posses exceptional experience in healthcare, finance, legal and other areas, as well as deep understanding of Health Management’s opportunities and challenges
»
Have presided over strong operational results, quality of care and stock performance
The Board’s record does not
support the wholesale changes Glenview has asked
shareholders to make.  Also consider:
»
Neither Glenview nor its nominees has put forth any real plan for the future
»
Virtually every suggestion made by Glenview is being considered and/or has been implemented
»
Glenview proposes handing over management to a restructuring firm that is unfamiliar with the company
The Health Management Board is engaged in a review of strategic alternatives and opportunities that should be completed without distraction –
We urge you to reject the Glenview proposals
Health Management Board is providing strong
leadership during a challenging time

© 2013 Health Management Associates, Inc.. 36 Appendix * * * * * * * * * * * * * *

© 2013 Health Management Associates, Inc..

The Health Management Board
William J. Schoen, Chairman
Mr. Schoen has more than 25 years of experience as Health Management’s President, Chief Executive
Officer and Chairman. This experience provides Mr. Schoen a deep and unique understanding of Health
Management and the health care industry. Additionally, Mr. Schoen has broad business experience, having served as chief executive officer or chairman with companies in the consumer products and banking industries and utilizes this broad experience in reviewing and advising Health Management with respect to its business plans, budgets, business strategies, commercial and investment banking relationships, and potential capital markets transactions.
Kent P. Dauten, Audit Committee Chair
Mr. Dauten has over 30 years of experience in the venture capital, private equity and investment advisory fields. Mr. Dauten has served on Health Management’s board of directors for approximately 30 years, which affords him valuable insight and perspective on its operations. Mr. Dauten has extensive experience leading organizations, dealing with capital market transactions and acquisition matters and is experienced in overall financial risk identification, assessment and management.
Pascal J. Goldschmidt, M.D.
Dr. Goldschmidt has extensive experience in the health care industry, including experience as the chief executive officer of a health care and hospital system and dean of a premier medical school and managing physicians and other health care professionals. At a time of substantial and rapid change, Dr.
Goldschmidt brings a comprehensive and deep understanding of the challenges and opportunities in the industry to Health Management’s board of directors.

© 2013 Health Management Associates, Inc..

The Health Management Board, Continued
Donald E. Kiernan, Corporate Governance and Nominating Committee Chair
Mr. Kiernan has 20 years of experience as a Certified Public Accountant in private practice, including management positions with an international public accounting firm, and served in senior leadership capacities, including Treasurer and Chief Financial Officer, for more than a decade with a Fortune 50 company. He brings particular expertise in financial management, accounting, information technology and corporate governance to Health Management’s board of directors. Mr. Kiernan has also been a director of eight public companies over the past 20 years, with service on audit, finance, compensation and governance committees, giving him important experience and perspective that is valuable to Health Management’s board of directors.
Robert A. Knox, Lead Director, Compensation Committee Chair
Mr. Knox has significant senior leadership experience and expertise in the investment and financial services industries. Mr. Knox has broad experience leading significant organizations and has more than
25 years of experience on Health Management’s board of directors, as well as extensive leadership positions on other boards. This broad experience provides him with critical insight and perspective on
Health Management’s operations.
Vicki A. O’Meara
Ms. O’Meara has substantial legal, operational and governmental experience, as well as expertise in corporate governance and strategic planning. Ms. O’Meara’s operational experience includes responsibility for both the profitability of a large operating division and the human resources function of a large public company. Her experience in senior governmental leadership positions provides her with a perspective on legislative process and issues that is valuable to Health Management’s board of directors given the central role of health care reform in national politics.

© 2013 Health Management Associates, Inc..

The Health Management Board, Continued
William C. Steere, Jr.
As former Chairman and Chief Executive Officer of Pfizer Inc., a Fortune 50 company, Mr. Steere is widely regarded as one of the most distinguished leaders of the pharmaceutical industry, bringing substantial expertise leading a large public company, as well as deep and comprehensive knowledge of, and experience with, the pharmaceutical industry, to Health Management’s board of directors. In addition, from his board positions with medical institutions such as the New York University Medical
Center and Memorial Sloan-Kettering Cancer Center, Mr. Steere has in-depth knowledge of the health care industry.
Randolph W. Westerfield, Ph.D.
Dr. Westerfield has extensive financial expertise and broad experience leading organizations, having served in senior leadership capacities and on the finance faculties of two of the country’s leading business schools for more than 40 years. Dr. Westerfield’s previous service as a member of the audit committee of a registered investment company and as a member of the audit committee and the chair of the compensation committee of another public company gives him important experience and perspective that is valuable to Health Management’s board of directors.

© 2013  Health Management Associates, Inc..

Health Management existing Long Term Debt
Bank Borrowings Rate
Amount
(as of 6/30/2013)
Revolving Credit Facility
due 2016 Libor + 2.50%* $ 150,000,000
Term Loan A due 2016 Libor + 2.50%* 633,369,000
Term Loan B due 2018
Libor + 2.75%*
(Floor .75%) 1,357,805,000
Senior Notes due 2020 7.375% 875,000,000
Senior Notes due 2016 6.125% 400,000,000
Other Various 280,852,000
Long Term Debt $ 3,697,026,000
Pro Forma Weighted Average Interest Rate 4.47%
*Fluctuates with Health Management’s leverage ratio

© 2013  Health Management Associates, Inc..

Capital allocation - alternative strategy evaluative
impact
(In 000’s)
Average Variable Debt Outstanding 2012: $ 2,069,813
Average Fixed Rate Spread: 0.981%
Incremental Interest Expense: $ 20,306
Per Share: $ 0.05

© 2013  Health Management Associates, Inc..

Adjusted EBITDA
(1) Adjusted EBITDA is defined as consolidated net income before discontinued operations, net gains (losses) on sales of assets, net interest and other income, interest expense, income taxes and depreciation and amortization.  Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net revenue.  Adjusted
EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP.
Nevertheless, Health Management believes that providing non-GAAP information such as Adjusted EBITDA is important for investors and the readers of
Health Management’s consolidated financial statements as it is commonly used as an analytical indicator within the healthcare industry and Health
Management’s debt facilities contain covenants that use Adjusted EBITDA in their calculations.  Because Adjusted EBITDA is a non-GAAP measure and is thus susceptible to varying calculations, Adjusted EBITDA, as presented, may not be directly comparable to other similarly titled measures used by other companies.
12/31/2012 12/31/2011 12/31/2010 12/31/2009 12/31/2008
Consolidated net income 191,242 $  203,925 $  172,248 $    163,941 $  184,157 $
Adjustments:
    Loss from discontinued operations, net of income taxes 7,617         2,409         13,526         (2,959)        26,358
    Provision for income taxes 102,622     106,071     101,049       82,721       118,580
    (Gains) Losses on sales of assets, net 4,790         1,325         (711)             (1,244)        (169,614)
    Interest and other income, net (4,552)        (3,096)        (8,086)          (3,752)        (416)
    Interest expense 312,547     222,747     211,673       217,941     245,405
    Gains on early extinguishment of debt, net (16,202)      (15,194)
    Write-offs of deferred debt issuance costs -             24,595       -               444            1,497
    Depreciation and amortization 348,941     267,900     241,873       237,534     232,301
Adjusted EBITDA 963,207     825,876     731,572       678,424     623,074
Health Management Associates
Adjusted EBITDA
(1)
2008 through 2012